Exhibit 99.1
Segment Profit & Operating Statistics
(UNAUDITED)

	2006*					2007*
(Thousands)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Y-T-D	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Y-T-D
Gathering and Processing — West
Segment revenues	$115,672	$127,794	$132,603	$126,244	$502,313	$120,428	$125,047	$134,035	$134,277	$513,787
Product cost and shrink replacement	38,277	41,800	41,821	38,099	159,997	39,675	42,313	45,791	42,655	170,434
Operating and maintenance expense	29,095	34,525	29,950	31,193	124,763	33,097	29,487	34,267	38,931	135,782
Depreciation, amortization and accretion	9,814	9,952	10,035	10,254	40,055	12,175	10,203	8,564	10,581	41,523
Direct general and administrative expenses	3,400	2,361	2,838	3,321	11,920	1,821	1,797	1,839	2,333	7,790
Other, net	(1,567)	1,919	2,260	3,157	5,769	2,384	2,624	2,414	3,145	10,567

Segment operating income	36,653	37,237	45,699	40,220	159,809	31,276	38,623	41,160	36,632	147,691
Equity earnings	9,341	18,268	20,952	13,129	61,690	11,328	20,558	18,472	25,854	76,212

Segment profit	$45,994	$55,505	$66,651	$53,349	$221,499	$42,604	$59,181	$59,632	$62,486	$223,903

Gathering and Processing — Gulf
Segment revenues	$733	$676	$632	$615	$2,656	$561	$459	$521	$578	$2,119
Operating and maintenance expense	242	231	399	788	1,660	550	361	443	521	1,875
Depreciation and accretion	300	300	300	300	1,200	304	303	304	338	1,249
Direct general and administrative expenses	2	7	—	(8)	1	—	—	—	—	—
Other, net	—	—	—	—	—	—	—	—	10,406	10,406

Segment operating income (loss)	189	138	(67)	(465)	(205)	(293)	(205)	(226)	(10,687)	(11,411)
Equity earnings	5,671	3,521	6,083	2,775	18,050	3,931	3,875	7,902	13,134	28,842

Segment profit	$5,860	$3,659	$6,016	$2,310	$17,845	$3,638	$3,670	$7,676	$2,447	$17,431

NGL Services
Segment revenues	$16,330	$12,716	$13,347	$16,048	$58,441	$12,826	$13,763	$15,020	$15,302	$56,911
Product cost	5,723	2,919	2,880	3,989	15,511	2,520	2,364	3,058	3,322	11,264
Operating and maintenance expense	7,449	6,812	7,220	7,310	28,791	8,866	4,395	5,824	5,601	24,686
Depreciation and accretion	600	600	609	628	2,437	699	728	1,477	816	3,720
Direct general and administrative expenses	301	235	279	334	1,149	498	470	510	712	2,190
Other, net	207	166	182	164	719	190	200	194	162	746

Segment profit	$2,050	$1,984	$2,177	$3,623	$9,834	$53	$5,606	$3,957	$4,689	$14,305

*	Because Four Corners, Wamsutter and the additional 20% interest in Discovery were affiliates of Williams at the time of these acquisitions, the transactions were between entities under common control, and have been accounted for at historical cost. Accordingly, these tables have been recast to reflect the historical results of Four Corners, Wamsutter and Equity Earnings in Discovery throughout the periods presented.

Operating Information
Williams Partners:
Conway storage revenues	$5,105	$5,924	$6,581	$7,627	$25,237	$6,410	$6,818	$7,404	$7,384	$28,016
Conway fractionation volumes (bpd) — our 50%	46,042	39,669	38,517	31,374	38,859	31,316	36,220	35,574	34,682	34,460
Carbonate Trend gathered volumes (MMBtu/d)	33,407	29,327	27,650	26,995	29,323	25,187	19,127	22,080	24,226	22,651
Williams Four Corners:
Gathered volumes (MMBtu/d)	1,511,867	1,473,371	1,501,978	1,512,304	1,499,937	1,452,694	1,461,514	1,468,598	1,386,512	1,442,219
Processed volumes (MMBtu/d)	868,200	861,876	878,965	893,022	875,600	866,116	872,091	889,576	786,271	851,241
Liquid sales gallons (000s)	41,413	43,874	47,009	49,714	182,010	45,603	39,031	46,098	35,957	166,689
Net liquids margin (cents/gallon)	$0.37	$0.49	$0.56	$0.45	$0.47	$0.41	$0.53	$0.63	$0.91	$0.61
Wamsutter - 100%:
Gathered volumes (MMBtu/d)	468,243	475,703	498,124	517,775	490,119	509,857	521,586	512,808	519,428	515,938
Processed volumes (MMBtu/d)	264,744	270,752	282,024	293,116	277,749	302,029	312,414	308,659	319,515	310,697
Liquid sales gallons (000s)	35,891	38,259	33,983	32,635	140,768	28,053	26,789	25,114	33,191	113,147
Net liquids margin (cents/gallon)	$0.14	$0.34	$0.41	$0.29	$0.29	$0.27	$0.40	$0.48	$0.72	$0.48
Discovery Producer Services - 100%
Gathered volumes (MMBtu/d)	581,788	342,037	435,885	514,486	467,338	547,504	616,172	579,588	583,106	581,685
Gross processing margin ($/MMBtu)	$0.16	$0.25	$0.28	$0.25	$0.23	$0.23	$0.24	$0.32	$0.53	$0.33